UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

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TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 2, 2016. TE CONNECTIVITY LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN SWITZERLAND the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. M98126-P70642 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of: Close of business (Eastern Standard Time) on February 11, 2016 Date: March 2, 2016 Time: 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time) Location: Park Hyatt Hotel Zürich, Switzerland

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## Voting Items

**The Board of Directors recommends a vote "FOR" each of the director nominees listed below and "FOR" each agenda item (including each subpart thereof).**

1. ELECTION OF DIRECTORS
   - 1a. Pierre R. Brondeau
   - 1b. Terrence R. Curtin
   - 1c. Carol A. ("John") Davidson
   - 1d. Juergen W. Gromer
   - 1e. William A. Jeffrey
   - 1f. Thomas J. Lynch
   - 1g. Yong Nam
   - 1h. Daniel J. Phelan
   - 1i. Paula A. Sneed
   - 1j. Mark C. Trudeau
   - 1k. John C. Van Scoter
   - 1l. Laura H. Wright
2. To elect Thomas J. Lynch as the Chairman of the Board of Directors
3. To elect the individual members of the Management Development and Compensation Committee
   - 3a. Daniel J. Phelan
   - 3b. Paula A. Sneed
   - 3c. John C. Van Scoter
4. To elect Dr. Jvo Grundler, of Ernst & Young Ltd., or another individual representative of Ernst & Young Ltd. if Dr. Grundler is unable to serve at the relevant meeting, as the independent proxy at the 2017 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting

5.1 To approve the 2015 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2015, the consolidated financial statements for the fiscal year ended September 25, 2015 and the Swiss Compensation Report for the fiscal year ended September 25, 2015)

5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015

5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2015

6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 25, 2015

7.1 To elect Deloitte & Touche LLP as TE Connectivity's independent registered public accounting firm for fiscal year 2016

7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity's Swiss registered auditor until the next annual general meeting of TE Connectivity

7.3 To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity's special auditor until the next annual general meeting of TE Connectivity

8. An advisory vote to approve executive compensation
9. A binding vote to approve fiscal year 2017 maximum aggregate compensation amount for executive management
10. A binding vote to approve fiscal year 2017 maximum aggregate compensation amount for the Board of Directors
11. To approve the carryforward of unappropriated accumulated earnings at September 25, 2015
12. To approve a dividend payment to shareholders equal to $1.48 per issued share to be paid in four equal quarterly installments of $0.37 starting with the third fiscal quarter of 2016 and ending in the second fiscal quarter of 2017 pursuant to the terms of the dividend resolution
13. To approve an authorization relating to TE Connectivity's share repurchase program
14. To approve authorized capital and related amendments to the articles of association of TE Connectivity Ltd.
15. To approve a reduction of share capital for shares acquired under TE Connectivity's share repurchase program and related amendments to the articles of association of TE Connectivity Ltd.
16. To approve any adjournments or postponements of the meeting

M98128-P70642

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